SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 14, 2014

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 14, 2014, Berkshire Hathaway Inc. (“Berkshire”) issued $750,000,000 aggregate principal amount of its 2.100% Senior Notes due 2019 (the “2.100% Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 28, 2013 (Registration No. 333-186257) (the “Registration Statement”). The 2.100% Notes, were sold pursuant to an underwriting agreement entered into on August 7, 2014, by and between (a) Berkshire and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC (collectively, the “Underwriters”).

On August 14, 2014, Berkshire Hathaway Finance Corporation (“BHFC”) issued $400,000,000 aggregate principal amount of its Floating Rate Senior Notes due August 2017 (the “Floating Rate Notes” and together with the 2.100% Notes collectively, the “Notes”) under the Registration Statement. The Floating Rate Notes, which will be fully and unconditionally guaranteed by Berkshire, were sold pursuant to an underwriting agreement entered into on August 7, 2014, by and between (a) BHFC and Berkshire and (b) the Underwriters.

The Notes are issued under an Indenture, dated as of February 1, 2010, by and among Berkshire, as issuer and guarantor, BHFC, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), and (a) an officers’ certificate dated as of August 14, 2014 by Berkshire with respect to the 2.100% Notes (the “2.100% Notes Officers’ Certificate”) and (b) an officers’ certificate dated as of August 14, 2014 by BHFC with respect to the Floating Rate Notes (the “Floating Rate Notes Officers’ Certificate,” and together with the 2.100% Notes Officers’ Certificate collectively, the “Officers’ Certificates”).

The relevant terms of the 2.100% Notes and the Indenture are further described under the caption “Description of the Notes” in the prospectus supplement, dated August 7, 2014, filed with the Commission by Berkshire on August 8, 2014, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of Berkshire, dated January 28, 2013, included in the Registration Statement, which descriptions are incorporated herein by reference. The relevant terms of the Floating Rate Notes and the Indenture are further described under the caption “Description of the Notes and Guarantees” in the prospectus supplement, dated August 7, 2014, filed with the Commission by Berkshire on August 8, 2014, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of BHFC, dated January 28, 2013, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of Berkshire’s registration statement on Form S-3 under the Securities Act filed with the Commission on February 1, 2010 (Registration No. 333-164611) and is incorporated herein by reference. A copy of the 2.100% Notes Officers’ Certificate (including the form of the 2.100% Notes) is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the Floating Rate Notes Officers’ Certificate (including the form of the Floating Rate Notes) is attached hereto as Exhibit 4.3 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificates and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificates and the Notes, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated August 7, 2014, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

1.2	Underwriting Agreement, dated August 7, 2014, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of August 14, 2014, including the form of Berkshire Hathaway Inc.’s 2.100% Senior Notes due 2019.

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of August 14, 2014, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due August 2017.

5.1	Opinion of Munger, Tolles & Olson LLP, dated August 14, 2014, with respect to the 2.100% Senior Notes due 2019.

5.2	Opinion of Munger, Tolles & Olson LLP, dated August 14, 2014, with respect to the Floating Senior Rate Notes due August 2017.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

23.2	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2014	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

[8-K Signature Page]

Exhibit Index

1.1	Underwriting Agreement, dated August 7, 2014, by and between (a) Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

1.2	Underwriting Agreement, dated August 7, 2014, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of August 14, 2014, including the form of Berkshire Hathaway Inc.’s 2.100% Senior Notes due 2019.

4.3	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of August 14, 2014, including the form of Berkshire Hathaway Finance Corporation’s Floating Rate Senior Notes due August 2017.

5.1	Opinion of Munger, Tolles & Olson LLP, dated August 14, 2014, with respect to the 2.100% Senior Notes due 2019.

5.2	Opinion of Munger, Tolles & Olson LLP, dated August 14, 2014, with respect to the Floating Rate Senior Notes due August 2017.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

23.2	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).